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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Genuine Parts Company 1999 Long-Term Incentive Plan of our reports dated February 3, 1999, with respect to the consolidated financial statements and schedule of Genuine Parts Company incorporated by reference or included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                      /s/ Ernst & Young LLP



April 16, 1999